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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 29, 2000


                               GLOBALSCAPE, INC.
            (Exact name of registrant as specified in its charter)

Delaware                          000-30617               74-2785449
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)            File Number)            Identification No.)


                       6000 Northwest Parkway, Suite 101
                           San Antonio, Texas  78249
                                (210) 308-8267
  (Address of principal executive offices and Registrant's telephone number, including area code)
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ITEM 5.      Other Events

     On September 29, 2000, GlobalSCAPE, Inc. announced in a press release that it had hired a Chief Executive Officer. The press release is attached as an exhibit.

ITEM 7.      Exhibits


Exhibit No.  Description of Exhibit
-----------  ----------------------
10.1         Press Release dated September 29, 2000



                                  SIGNATURES

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                GlobalSCAPE, Inc.

                                                Dated:  September 29, 2000


                                                By: /s/ Sandra Poole-Christal
                                                    -------------------------
                                                        Sandra Poole-Christal
                                                        President